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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 8, 2005

                          COMMUNITY FIRST BANCORP, INC.
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             (Exact name of Registrant as specified in its Charter)


             Maryland                     0-50322               36-4526348
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(State or other jurisdiction            (Commission           (IRS Employer
       of incorporation)                File Number)        Identification No.)

2420 North Main Street, Madisonville, KY                          42431
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(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (270) 326-3500
                                                           --------------

                                 Not Applicable
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          (Former name or former address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)).

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                      INFORMATION TO BE INCLUDED IN REPORT


Item 1.02  Termination of a Material Definitive Agreement
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         On December 8, 2005, all  outstanding options under the Community First
Bancorp, Inc. 2004 Stock Option Plan were cancelled. Each option holder executed a cancellation agreement with the Registrant pursuant to which the option holders agreed to the cancellation of their options without the payment of my consideration. Option holders agreed to the cancellation of their options to allow the Registrant to avoid the recognition of expense on future vesting of these options. Pursuant to the cancellation agreements, the following directors and executive officers cancelled the number of options beside their names.


                                                                              Number of Options
Name and Position                                                                  Cancelled
-----------------                                                                  ---------

William M. Tandy, President and Chief Executive Officer                                6,943
Michael D. Wortham, Chief Financial Officer, Treasurer and Secretary                   2,777
Steven E. Carson, Director                                                             1,043
J. Craig Riddle, Director                                                              1,224
Ralph T. Teague, Director                                                              1,224
Charles G. Ramsey, Director                                                              609
Paul W. Arison, Director                                                                 898
Charlotte E. Baldwin, Director                                                         1,043
C. Barry Vaughn, Director                                                                681


Item 9.01  Financial Statements and Exhibits
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         (c) Exhibits. The following exhibits are filed with this report.

         Exhibit 10.1 - Form of Option Cancellation Agreement




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      COMMUNITY FIRST BANCORP, INC.


Date: December 8, 2005                By:  /s/William M. Tandy
                                           -------------------------------------
                                           William M. Tandy
                                           President and Chief Executive Officer